UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2009
PULTE HOMES, INC.
(Exact name of registrant as specified in its charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan 48304
(Address of principal executive offices)(zip code)
(248) 647-2750
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Agreement and Plan of Merger
First Amendment to Section 382 Rights Agreement
Consulting Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On April 7, 2009, Pulte Homes, Inc., a Michigan corporation (“Pulte”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Centex Corporation, a Nevada corporation (“Centex”), and Pi Nevada Building Company, a Nevada corporation and wholly owned subsidiary of Pulte (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Centex, with Centex surviving as a wholly owned subsidiary of Pulte (the “Merger”).
Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved and adopted by boards of directors of both Pulte and Centex, at the effective time of the Merger (the “Effective Time”), each share of Centex common stock (“Centex Common Stock”), par value $0.25 per share, issued and outstanding immediately prior to the Effective Time, other than those shares owned by Pulte or Merger Sub or held by Centex immediately prior to the Effective Time, will be converted into the right to receive 0.975 of a share (the “Exchange Ratio”) of Pulte common stock (“Pulte Common Stock”), par value $0.01 per share (the “Merger Consideration”). No fractional shares of Pulte Common Stock will be issued in the Merger, and Centex’s stockholders will receive cash in lieu of fractional shares, if any, of Pulte Common Stock.
Each outstanding vested and unvested Centex stock option will be converted into a vested Pulte stock option, with adjustments to reflect the exchange ratio. Each award of restricted Centex Common Stock will vest and be converted into the Merger Consideration. Each award of Centex restricted or deferred stock units will vest and be converted into units with respect to Pulte Common Stock, with adjustments to reflect the exchange ratio. Each award of Centex performance units will vest and be converted into an amount in cash reflecting the Fair Market Value (as defined in the Merger Agreement) of Centex Common Stock immediately prior to the Effective Time.
Pulte and Centex have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and consummation of the Merger, and that Centex will not (i) solicit or knowingly encourage inquiries or proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, engage in discussions or negotiations regarding, or provide any non-public information in connection with, alternative business combination transactions. The Merger is also subject to customary conditions, including (i) Centex’s stockholders approval of the Merger Agreement, (ii) Pulte’s shareholders approval of the Share Issuance and the Charter Amendment (each as defined in the Merger Agreement) and (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The Merger Agreement also provides for certain termination rights for both Pulte and Centex. Upon termination of the Merger Agreement under specified circumstances, Pulte may be required to pay Centex a termination fee of $51 million or $102 million and Centex may be required to pay Pulte a termination fee of $24 million or $48 million.

The Merger is intended to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The Merger Agreement also provides that Pulte will appoint, as of the Effective Time, four current directors of Centex to the Board of Directors of Pulte. In connection with the Merger Agreement, Centex also entered into Voting Agreements with certain directors and officers of Pulte and Pulte entered into Voting Agreements (the “Pulte Voting Agreements”) with certain directors and officers of Centex, pursuant to which such directors and officers have agreed to vote their shares of Centex or Pulte, as applicable, in support of the transaction.
The foregoing summary of the Merger Agreement is qualified in its entirety by the terms and conditions of the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of Pulte and Centex. The Merger Agreement is not intended to provide any other factual information about Pulte, Centex or Merger Sub. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Pulte, Centex or Merger Sub. Investors should read the Merger Agreement together with the other information concerning Pulte and Centex that each company publicly files in reports and statements with the SEC.
Consulting Agreement
On April 7, 2009, Pulte entered into a Consulting Agreement (the “Consulting Agreement”) with Timothy R. Eller, Chairman and Chief Executive Officer of Centex, to become effective as of the Effective Time. The Consulting Agreement provides that at the Effective Time Mr. Eller (i) will resign his positions with Centex and become Vice Chairman of Pulte’s board of directors and a consultant to Pulte, reporting to Pulte’s Chief Executive Officer, with the consulting period and board service to continue for 24 months following the Effective Time and (ii) will be entitled to all payments and benefits under the Centex Corporation Plan Regarding Severance After a Change in Control resulting from a termination for good reason, plus $293,000, and all of his Centex equity awards will vest in full, with his stock options becoming exercisable for their full term.
The Consulting Agreement also provides that Pulte (i) will pay to Mr. Eller board fees equal to the fees paid to other non-chairman directors of Pulte, an annual consulting fee of $750,000 and an annual performance bonus of $300,000, (ii) will grant to Mr. Eller on the closing date options to purchase 650,000 shares of Pulte Common Stock having a 10-year term and an exercise price per share equal to the fair market value of a share of Pulte Common Stock on the closing date and becoming exercisable in two equal installments on the first and second anniversaries of the Effective Time and (iii) will provide Mr. Eller during the consulting period with an office and an administrative assistant in Pulte’s Dallas office. Upon a termination of the consulting period for any reason, except by Pulte for cause or by Mr. Eller without good reason, Mr. Eller would be entitled to the consulting fees, performance bonuses and equity awards in respect of board fees not yet paid and his equity awards would vest in full, with his stock options remaining exercisable for their full term. In addition, during the period that Mr. Eller renders services under the Consulting Agreement, Mr. Eller will be subject to a standard non-competition and non-solicitation covenant provided by senior executive officers of Pulte.
The foregoing summary of the Consulting Agreement is qualified in its entirety by the terms and conditions of the Consulting Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.
Amendment to Section 382 Rights Agreement
On April 7, 2009, Pulte entered into a first amendment (the “Rights Amendment”) to the Section 382 Rights Agreement between Pulte and Computershare Trust Company, N.A., as rights agent, dated as of March 5, 2009 (the “Rights Plan”). Pursuant to the Rights Amendment, neither Centex nor any of its affiliates, associates or stockholders, nor the general partners, limited partners or members or such stockholders, will be deemed an “acquiring person” for purposes of the Rights Plan as a result of the Merger Agreement, the Pulte Voting Agreements or any of the transactions contemplated thereby. Additionally, none of these events will cause the rights issued under the Rights Plan to be distributed or become exercisable or result in any rights becoming void or an adjustment to the number or types of securities issuable upon exercise of the rights.
The foregoing summary of the Rights Amendment is qualified in its entirety by the terms and conditions of the Rights Amendment, which is filed as Exhibit 4.1 to this report and is incorporated herein by reference.
Forward-Looking Statements
This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may include, but are not limited to, statements about the benefits of the proposed transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions. These statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “may,” “can,” “could,” “might,” “will” and similar expressions identify forward-looking statements, including statements related to expected operating and performing results, planned transactions, planned objectives of management, future developments or conditions in the industries in which Pulte and Centex participate and other trends, developments and uncertainties that may affect Pulte’s or Centex’s business in the future.

Such risks, uncertainties and other factors include, among other things: the possibility that the expected efficiencies and cost savings of the proposed transaction will not be realized, or will not be realized within the expected time period; the ability to obtain governmental approvals of the merger on the proposed terms and schedule contemplated by the parties; the failure of Centex’s stockholders to approve the proposed merger; the failure of Pulte’s stockholders to approve either the charter amendment increasing the number of authorized shares of Pulte’s common stock or the issuance of Pulte’s common stock to Centex stockholders; the risk that the Pulte and Centex businesses will not be integrated successfully; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the possibility that the proposed transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; interest rate changes and the availability of mortgage financing; continued volatility in, and potential further deterioration of, the debt and equity markets; competition within the industries in which Pulte and Centex operate; the availability and cost of land and other raw materials used by Pulte and Centex in their homebuilding operations; the availability and cost of insurance covering risks associated with Pulte’s and Centex’s businesses; shortages and the cost of labor; weather related slowdowns; slow growth initiatives and/or local building moratoria; governmental regulation, including the effects from the Emergency Economic Stabilization Act, the American Recovery and Reinvestment Act and the interpretation of tax, labor and environmental laws; changes in consumer confidence and preferences; terrorist acts and other acts of war; and other factors of national, regional and global scale, including those of a political, economic, business and competitive nature. See Pulte’s and Centex’s Annual Reports on Form 10-K and Annual Reports to Stockholders for the fiscal years ended December 31, 2008 and March 31, 2008, respectively, and other public filings with the Securities and Exchange Commission (the “SEC”) for a further discussion of these and other risks and uncertainties applicable to our businesses. Neither Pulte nor Centex undertakes any duty to update any forward-looking statement whether as a result of new information, future events or changes in our respective expectations.
Additional Information
In connection with the proposed transaction, Pulte and Centex will be filing documents with the SEC, including the filing by Pulte of a registration statement on Form S-4, and Pulte and Centex intend to mail a joint proxy statement regarding the proposed merger to their respective stockholders that will also constitute a prospectus of Pulte. Before making any voting or investment decision, investors are urged to read the joint proxy statement/prospectus when it becomes available because it will contain important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov), by accessing Pulte’s website at www.pulte.com under the heading “Investor Relations” and then under the link “SEC Filings” and from Pulte by directing a request to Pulte Homes, Inc., 100 Bloomfield Hills Parkway Suite 300, Bloomfield Hills, MI, 48304, Attention: Investor Relations, and by accessing Centex’s website at www.centex.com under the heading “Investors” and then under the link “SEC Filings” and from Centex by directing a request to Centex Corporation Investor Relations, P.O. Box 199000, Dallas, Texas 75219-9000.
Pulte and Centex and their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Pulte’s directors and executive officers in its definitive proxy statement filed with the SEC on April 7, 2009. You can find information about Centex’s directors and executive officers in its definitive proxy statement filed with the SEC on June 6, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents from Pulte and Centex using the contact information above.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits. The following exhibits are filed as part of this report:

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 7, 2009, by and among Pulte Homes, Inc., Pi Nevada Building Company and Centex Corporation

4.1	First Amendment to Section 382 Rights Agreement, dated as of April 7, 2009, between Pulte Homes, Inc. and Computershare Trust Company, N.A., as rights agent

10.1	Consulting Agreement, dated as of April 7, 2009, between Pulte Homes, Inc. and Timothy R. Eller

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Dated: April 10, 2009	By:	/s/ Steven M. Cook

	Name:	Steven M. Cook
	Title:	Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 7, 2009, by and among Pulte Homes, Inc., Pi Nevada Building Company and Centex Corporation

4.1	First Amendment to Section 382 Rights Agreement, dated as of April 7, 2009, between Pulte Homes, Inc. and Computershare Trust Company, N.A., as rights agent

10.1	Consulting Agreement, dated as of April 7, 2009, between Pulte Homes, Inc. and Timothy R. Eller